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                                                                  Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1997, which appears on page 18 of Planet Hollywood International, Inc.'s Annual Report on Form 10-K for the year ended December 29, 1996.




/s/ Price Waterhouse LLP
----------------------------
Price Waterhouse LLP
Orlando, Florida
July 18, 1997